CIPHER MULTIMEDIA, INC.

FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION
ON SEPTEMBER 13, 2002 TO DECEMBER 31, 2002

BLOOM & CO., LLP. 50 CLINTON STREET. HEMPSTEAD. NEW YORK 11550.
CERTIFIED PUBLIC ACCOUNTANTS
TEL: 516 - 486-5900
FAX: 516 - 486-5476

Board of Directors Cipher Multimedia, Inc.
3801 N. Washington St.
Oak Brook, IL 60523

We have audited the accompanying balance sheet of Cipher Multimedia, Inc. as of December 31, 2002, and the related statements of income, accumulated deficit, and cash flows for the period from inception on September 13, 2002 to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cipher Multimedia, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the period from inception on September 13, 2002 to December 13, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained loss and has significant accumulated deficit from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bloom & Co., LLP
Hempstead, New York
March 30,2004

CIPHER MULTIMEDIA, INC.
BALANCE SHEETS
DECEMBER 31, 2002

ASSETS
Cash	$173

Total current assets	173

Total assets	$173

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Loans payable - shareholders’	$400

Total current liabilities	400

Shareholders’ equity (deficit):

Common stock, no par value; 100,000,000 shares authorized, and 35,132,000 shares issued and outstanding, on December 31, 2002.	112,400
(Deficit) accumulated during the development stage	(112,627)

Total stockholders' (deficit)	(227)

Total liabilities and stockholders' deficit	$173

The accompanying notes are an integral part of the financial statements.

CIPHER MULTIMEDIA, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

Revenues:	$--

Operating expenses
Professional fees	80,991
Marketing, general, and administrative	31,636

Total operating expenses	112,627

Net loss	$(112,627)

The accompanying notes are an integral part of the financial statements.

CIPHER MULTIMEDIA, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002

Cash Flows From Operating Activities:

Net (loss)	$ (112,627)
Adjustments to Reconcile Net (Loss)
to Net Cash (Used) by Operating Activities:

Cash Flows From Investing Activities:
Investment in Momentum Holding	--

Cash Flows Used) by Investing Activities	--

Cash Flows From Financing Activities:
Loan payable to shareholders’	400
Issuance of common stock	112,400

Cash Flows Provided by Financing Activities	112,800

Net change in cash	173
Cash at beginning of period	--

Cash at end of period	$ 173

The accompanying notes are an integral part of the financial statements.

CIPHER MULTIMEDIA, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2002

	Number of Shares	Common Stock	Deficit	Total

2002
September 13, 2002	$--	$--	$--	$--
Issuance of Cipher
shares for cash	35,132,000	112,400	--	112,400
Net loss	--	--	(112,627)	(112,627)

December 31, 2002	$35,132,000	$112,400	$(112,627)	$(227)

The accompanying notes are an integral part of the financial statements.

CIPHER MULTIMEDIA, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1. BUSINESS ORGANIZATION

Cipher Multimedia, Inc. (“Cipher”, “the Company”), a development stage company, was incorporated under the laws of the State of Illinois on September 13, 2002. The Company commenced its operations upon incorporation and has been in the development stage since then and has had no revenues.

Cipher Multimedia, Inc. is a digital distribution solution and marketing company which secures and allows access to digital content through proprietary encoding, encryption and authorization technology. Cipher’s technology and services allow publishers and distributors to distribute digital content in a secure format to mass markets. Secured video and software content is distributed through new and existing commercial product offerings and distribution channels.

Going Concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has sustained $112,627 of losses from inception on December 31, 2002. The Company's ability to continue as a going concern is dependent upon the successful completion of additional financing arrangements and its ability to develop and sell its services. Management plans to raise equity capital to finance the operating and capital requirements of the Company. While the Company is expending its best efforts to achieve the above plans, there is no assurance that such activity will generate sufficient funds to accomplish its business purpose, or that the Company's business plans will be successful.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

CIPHER MULTIMEDIA, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The asset and liability method is used in accounting for income taxes. Deferred taxes are recognized for temporary differences between the bases of assets and liabilities for financial statement and income tax purposes. The temporary differences relate primarily to net operating loss carryforwards. A valuation allowance is recorded for deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized through future operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

In November 2002, the EITF finalized its consensus on EITF Issue 00-21, “Revenue Arrangements with Multiple Deliverables, “ which provides guidance on the method of revenue recognition for sales arrangements that include the delivery of more than one product or service. EITF 00-21 is effective prospectively for arrangements entered into in fiscal periods beginning after June 15, 2003. Under EITF 00-21, revenue must be allocated to all deliverables regardless of whether an individual element is incidental or perfunctory. The adoption of EITF 00-21 did not have a material impact on the Company’s results of operations or financial position.

CIPHER MULTIMEDIA, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 4. INCOME TAXES

The details of deferred tax assets and liabilities are as follows:

In 2002, the Company used a statutory tax rate of 40% and estimated the tax asset to be $45000. The valuation allowance of $45,000, in 2002, was set up in 2002, to equal the amount of the Company's tax assets that are estimated to expire without providing future tax benefits.

			Estimated Tax
Year Loss	Expiration	Operating	Asset on Net
Incurred	Date	Loss	Operating Loss

2002	2022	$ (112,627)	$ 45,000

		$ (112,627)	45,000
Valuation allowance			(45,000)

Net tax assets		$ --

NOTE 5. SUBSEQUENT EVENT

Reverse Merger

On August 19, 2003, Cipher entered a reverse merger agreement with majority shareholders of Momentum Holdings Corporation, Midwest Merger Management, LLC, a Kentucky limited liability Company and Brentwood Capital Corp., a New York Corporation, entered into a Stock Purchase Agreement. Pursuant to the terms of the Agreement, Cipher purchased an aggregate of 1,900,000 shares of the 2,100,011 issued and outstanding shares of the Company's common Stock, par value $.001 per share, from the Selling shareholders for the purchase price of $275,000 of cash and debt. Cipher delivered the sum of $150,000 by wire transfer and executed promissory notes in the amount of $60,000 due on September 6, 2003 and a second promissory note in the amount of $65,000 due on December 5, 2003.

Also, under the terms of the exchange agreement, Momentum exchanged 14,052,800 newly issued shares of common stock for all of the issued and outstanding shares of common stock of Cipher, leaving 16,452,811 shares of the Company's stock issued and outstanding.

CIPHER MULTIMEDIA, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5. SUBSEQUENT EVENT (Continued)

Reverse Merger (Continued)

As a result of reverse merger agreement, Cipher acquired voting control of Momentum on August 19, 2003 and became Momentum's majority shareholder.

Also on August 19, 2003, Anthony R. Russo and Danny L. Pixler resigned as the sole officers and directors of the Company. Patrick Rooney was elected as the Company's President and Chairman of the Board of Directors and Corey Conn was elected as the Company's Chief Financial Officer, Secretary and Director.

At the time of acquisition Momentum did not have any assets and the only liability of Momentum was to Brentwood Capital Corp., a selling shareholder, who had waived the liability prior to the exchange.